Exhibit 99.1

Benson Hill Successfully Retires Term Loan Facility,
Divests Iowa Processing Operation For $72 Million

•Company fully retires high-interest, senior convertible debt earlier than planned.
•Company sells Creston, Iowa, processing business for gross proceeds of $72 million1 to White River Soy Processing, strengthening its balance sheet.
•Management reiterates focus on seed innovations backed by competitively advantaged technology.

ST. LOUIS, MO – Feb. 14, 2024 – Benson Hill, Inc. (NYSE: BHIL, the “Company” or “Benson Hill”), an ag tech company unlocking the natural genetic diversity of plants, announced today that it has successfully retired its senior debt facility and divested its Creston, Iowa, soy processing business to White River Soy Processing (WRSP) for gross proceeds of $72 million.1 These actions align with Benson Hill’s commitment to disciplined liquidity management and asset efficiency as the Company transitions to an asset-light business model backed by world-class soybean germplasm and competitively advantaged technology.
The Creston transaction closed Feb. 13, 2024, and is a pivotal step for Benson Hill as it sharpens its focus on core growth areas. The Company also retired its senior convertible debt earlier than planned. As previously communicated, the Company intended to retire the debt facility by March 1, 2024, having paid down about half of its senior loan in November 2023.
“This divestiture supports our strategic plan to reshape our organization and transition to an asset-light business model with an expanded focus on animal feed markets,” said Deanie Elsner, Chief Executive Officer of Benson Hill. “More importantly, exiting our ownership and operation of soy processing assets strengthens our balance sheet with lower capital and operating expenditures, while allowing us to thoughtfully allocate resources to leverage our core competencies as a technology-enabled, seed innovation company.”
“We know WRSP leadership well and have confidence that they will operate the facility with the highest industry standards and a customer-centric approach,” Elsner added. “We sincerely appreciate the hard work of the Creston employees as they increased throughput at the facility to unprecedented levels. We thank them for their contributions to Benson Hill.”
As a result of the purchase, Benson Hill has transferred to WRSP ownership and all operations related to the Creston soy processing facility, including the established customer base. Approximately 55 team members at Creston will continue employment under the new ownership. The Creston plant is equipped to produce soy meal and oil, as well as food-grade soy white flake, flour, and grits.
A specialty oilseed processor based in Omaha, Neb., WRSP also separately purchased Benson Hill’s Seymour, Ind., crush assets in October 2023.
1 The total consideration to be received by the Company is subject to certain deferred payments, including seller financing, and holdbacks and other adjustments, as described in the Company’s Current Report on Form 8-K filed today with the Securities and Exchange Commission.

Management plans to discuss these developments in greater detail during Benson Hill’s fourth quarter earnings call on March 14, as previously announced. For more information, visit the Company’s investor relations page.
About White River Soy Processing
White River Soy Processing, LLC develops and operates oilseed processing facilities in the U.S. With a commitment to excellence in production and safety for our employees, our team leverages decades of experience in soybean processing and is driven to produce the highest quality vegetable protein meal and oil for better nutritional outcomes. We are passionate about building lasting partnerships with farmers, contributing to our communities, and delivering superior soybean products to our customers. For more information, visit www.whiteriversoy.com.
About Benson Hill
Benson Hill moves food forward with the CropOS® platform, a cutting-edge food innovation engine that combines data science and machine learning with biology and genetics. Benson Hill empowers innovators to unlock nature’s genetic diversity from plant to plate, with the purpose of creating nutritious, great-tasting food and ingredient options that are both widely accessible and sustainable. More information can be found at bensonhill.com or on X, formerly known as Twitter, at @bensonhillinc.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section  21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding the anticipated benefits of the Company’s sale of its Creston soy processing business; statements regarding the anticipated amount, and the Company’s use of, proceeds from such sale; statements regarding the anticipated benefits of the retirement of the Company’s senior convertible debt, including the terms of such retirement; statements regarding the Company’s improved liquidity, cost and operational improvements; statements regarding the Company’s working capital and capital allocation; statements regarding the Company’s successful implementation of the Company’s liquidity improvement plan, including the paydown of debt; statements regarding employees transferring to White River; and statements regarding the Company’s growth strategy and its intent to leverage its core competencies as a technology-enabled seed innovation company. Factors that may cause actual results to differ materially from current expectations and guidance include, but are not limited to, risks associated with realizing the benefits of the sale of the Company’s Creston soy processing business, including with respect to the ultimate net proceeds the Company will receive from such sale as a result of deferred payments and holdbacks and certain other adjustments to the purchase price; risks associated with the Company’s liquidity and other risks relating to the Company’s ability to continue as a going concern; risks associated with the Company’s ability to grow and achieve growth profitably, including continued access to the capital resources necessary for growth; risks associated with managing capital resources; risks relating to maintaining key employee, customer, partner and supplier relationships; risks associated with maintaining relationships with customers and suppliers and developing and maintaining partnering and licensing relationships; risks associated with changing industry conditions and consumer preferences; risks associated with the Company’s ability to generally execute on its business strategy; and the other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Nothing in this press release should be regarded as a representation that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved, including without limitation, any expectations about our operational and financial performance or achievements. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law.
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